TAXES ON INCOME	12 Months Ended
Dec. 31, 2012
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 13:-	TAXES ON INCOME

a.	Corporate tax rates: Amendment to the Israeli Income Tax Ordinance

The Israeli corporate tax rate was 25% in 2010, 24% in 2011 and 25% in 2012.

On December 5, 2011, the Israeli Parliament (the Knesset) passed the Law for Tax Burden Reform (Legislative Amendments), 2011 which, among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate, and increases the corporate tax rate to 25% in 2012 and subsequent years.

b.	Foreign Exchange Regulations:

Commencing in taxable year 2012, the Company has elected to measure its taxable income and file its tax return under the Israeli Income Foreign Tax Regulations. Under the Foreign Exchange Regulations the Israeli company is calculating its tax liability in U.S. Dollars according to certain orders. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31st of each year.

c.	Tax benefits under Israel's law for the Encouragement of Capital Investments, 1959 ("the Law"):

In 1998, the production facilities of the Company related to its computational technologies were granted the status of an "Approved Enterprise" under the Law. In 2004, expansion program was granted the status of "Approved Enterprise". According to the provisions of the Law, the Company has elected the alternative package of benefits and has waived Government grants in return for tax benefits.

According to the provisions of the Law, the Company's income is tax-exempt for a period of two years commencing with the year it first earns taxable income, and subject to corporate taxes at the reduced rate of 10% to 25%, for an additional period of five to eight years depending upon the level of foreign ownership of the Company. As of December 31, 2012 the benefit period of tax benefit has not yet commenced, since the Company has not yet utilized all its carry forward losses.

The period of tax benefits, detailed above, is limited to the earlier of 12 years from the commencement of production, or 14 years from the approval date, (the year's limitation does not apply to the exemption period).

The Law was significantly amended effective April 1, 2005 ("the Amendment"). The Amendment includes revisions to the criteria for investments qualified to receive tax benefits as a Beneficiary Enterprise and among other things, simplifies the approval process. The Amendment applies to new investment programs. Therefore, investment programs commencing after December 31, 2004, do not affect the approved programs of the Company.

In addition, the Law provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Law as they were on the date of such approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the Amendment. The Company elected 2006 and 2009 as "year of election" under the amendment.

The entitlement to the above benefits is contingent upon the fulfillment of the conditions stipulated in the Law, regulations published there under and the criteria set forth in the specific letters of approval. In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and linked to changes in the Israeli CPI. As of December 31, 2012, management believes that the Company is meeting the aforementioned conditions.

If the Company pays a dividend out of income derived from the Approved and Beneficiary Enterprise during the tax exemption period, it will be subject to corporate tax in respect of the gross amount distributed, including any taxes thereon, at the rate which would have been applicable had it not enjoyed the alternative benefits, generally 10%-25%, depending on the percentage of the Company's Ordinary shares held by foreign shareholders. The dividend recipient is subject to withholding tax at the rate of 15% applicable to dividends from approved enterprises, if the dividend is distributed during the tax exemption period or within twelve years thereafter. The Company currently has no plans to distribute dividends and intends to retain future earnings to finance the development of its business.

Income from sources other than the "Approved and Beneficiary Enterprise" during the benefit period will be subject to tax at the regular corporate tax rate.

During 2010, new legislation amending the Law was adopted. Under this new legislation, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies, as opposed to the current law's incentives, which are limited to income from Approved Enterprises during their benefits period. Under the new law, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. Certain "Special Industrial Companies" that meet certain criteria will enjoy further reduced tax rates of 5% in Zone A and 8% elsewhere. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty).

Under the transition provisions of the new legislation, the Company may decide to irrevocably implement the new law while waiving benefits provided under the current law or to remain subject to the current law. The Company intends to implement the new law in 2015.

d.
In November 2012, the Knesset passed Amendment No. 69 to the Investment Law (the "Trapped Earnings Law") which provides a temporary, partial, relief from taxation on a distribution from exempt income for companies which elect the relief through November 2013. The Trapped Earnings Law allows a company to qualify a portion of its exempt income ("Elected Earnings") for a reduced tax rate ranging between 17.5% and 6%. While the reduced tax is payable within 30 days of election, an electing company is not required to actually distribute the Elected Earnings within a certain period of time. The applicable rate is based on a linear formula involving the portion of Elected Earnings to exempt income and the applicable tax rate prescribed in the Investment Law. A company electing to qualify its exempt income must undertake to make designated investments in productive fixed assets, research and development, or wages of new employees ("Designated Investment"). The Designated Investment amount is defined by a formula which considers the portion of Elected Earnings to the exempt income and the applicable tax rate prescribed by the Investment Law.

In addition to the reduced tax rate a distribution of Elected Earnings would be subject to a 15% withholding tax. The Trapped Earnings Law provides an exemption from the 15% withholding tax for a distribution to an Israeli resident company from companies which have elected the Privileged Enterprise status and waived their Approved Enterprise and privileged Enterprise Status through June 2015.

For the year end December 31, 2012, the Company does not believe the amendment has any possible effect on the financial statements.

e.	Tax benefits under the law for the Encouragement of Industry (Taxes), 1969 ("the Encouragement Law"):

The Encouragement Law, provides several tax benefits for industrial companies. An industrial company is defined as a company resident in Israel, at least 90% of the income of which in a given tax year exclusive of income from specified Government loans, capital gains, interest and dividends, is derived from an industrial enterprise owned by it. An industrial enterprise is defined as an enterprise whose major activity in a given tax year is industrial production activity.

Management believes that the Company is currently qualified as an "industrial company" under the Encouragement Law and as such, enjoys tax benefits, including: (1) deduction of purchase of know-how and patents and/or right to use a patent over an eight-year period; (2) the right to elect, under specified conditions, to file a consolidated tax return with additional related Israeli industrial companies and an industrial holding company; (3) accelerated depreciation rates on equipment and buildings; and (4) expenses related to a public offering on the Tel-Aviv Stock and on recognized stock markets outside of Israel, are deductible in equal amounts over three years.

Eligibility for benefits under the Encouragement Law is not subject to receipt of prior approval from any Governmental authority. No assurance can be given that the Israeli tax authorities will agree that the Company qualifies, or, if the Company qualifies, then the Company will continue to qualify as an industrial company or that the benefits described above will be available to the Company in the future.

f.	Pre-tax income (loss) is comprised as follows:

	Year ended December 31,
	2012	2011	2010

Domestic	$(2,372)	$9,737	$(6,637)
Foreign	(5,292)	(983)	959

	$(7,664)	$8,754	$(5,678)

g.	A reconciliation of the theoretical tax expenses, assuming all income is taxed at the statutory tax rate applicable to the income of the Company and the actual tax expenses is as follows:

	Year ended December 31,
	2012	2011	2010

Income (loss) before taxes on income	$(7,664)	$8,754	$(5,678)

Theoretical tax expense (benefit) computed at the Israeli statutory tax rate (25%, 24% and 25% for the years 2012, 2011 and 2010, respectively)	$(1,916)	$2,101	$(1,419)

Utilization of valuation allowance	(1,554)	(4,328)	728
Increase (decrease) in losses and temporary differences due to change in Israeli corporate "Approved Enterprise" tax rates	(7,073)	5,419	-
Increase (decrease) in valuation allowance related to losses and temporary differences due to change in Israeli corporate "Approved Enterprise" tax rates	7,073	(5,419)	-
Taxes with respect to prior years	2	(84)	35
Impairment (recording) of withholding tax asset	-	221	(53)
Non-deductible expenses and other	1,699	(27)	294
Non-deductible share-based compensation expenses	833	541	499
Exchange rate differences	10	1,521	-

Actual tax expenses (benefit)	$(926)	$(55)	$84

h.	Income tax expense (tax benefit) is comprised as follows:

	Year ended December 31,
	2012	2011	2010

Current taxes (benefit)	$(2)	$31	$109
Deferred taxes benefit	(926)	(223)	(7)
Taxes in respect of previous years	2	(84)	35
Impairment (recording) of withholding tax asset	-	221	(53)

	$(926)	$(55)	$84

i.	Net operating losses carry forward:

The Company has accumulated losses for tax purposes as of December 31, 2012, in the amount of approximately $ 40,000, which may be carried forward and offset against taxable income in the future for an indefinite period. In light of the merger between the Company and Oversi as of December 31, 2012, the net operating losses may be offset against taxable income annually with limitation of up to 20% of the total accumulated losses but no more than 50% of the Company's taxable income. In addition, the Company has accumulated capital losses for tax purposes as of December 31, 2012, in the amount of approximately $ 27,300, which may be carried forward and offset against taxable capital gains in the future for an indefinite period.  Management currently believes that since the Company has a history of losses, and uncertainty with respect to future taxable income, it is more likely than not that some of the deferred tax assets regarding the loss carry forwards will not be utilized in the foreseeable future. Thus, a valuation allowance was provided to reduce deferred tax assets to their realizable value.

As of December 31, 2012, Ortiva was merged into the U.S. subsidiary. The U.S. subsidiary has accumulated losses for U.S. federal income tax return purposes of approximately $ 7,300. The federal accumulated losses for tax purposes expire between 2026 and 2031.The state accumulated losses for tax purposes begin to expire in 2016.

Such losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of net operating losses is subject to an annual limitation if an ownership change results  from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  The annual limitations may result in the expiration of losses before utilization.

The European subsidiary is subject to French income taxes and has a net operating loss carry forward amounting as of December 31, 2012 to approximately $ 3,500, which may be carried forward and offset against taxable capital gains in the future for an indefinite period.

j.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income taxes are as follows:

	December 31,
	2012	2011

Deferred tax assets:
Operating and capital loss carryforwards	$11,264	$16,003
Reserves and allowances	215	1,759

Deferred tax asset before valuation allowance	11,479	17,762
Valuation allowance	(8,749)	(17,378)
Net deferred tax asset	2,730	384

Deferred tax liability	(1,006)	-
Net deferred tax asset	$1,724	$384

k.
As of December 31, 2012 and 2011, the provision in respect of ASC 740 was immaterial. The Company accrues interest and penalties related to the provision in income taxes in its statement of operations. Such interest and penalties were immaterial for all reported periods.

The Company conducts business globally and, as a result, the Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Israel, France, and the United States. With few exceptions, the Company is no longer subject to Israeli final tax assessment through the year 2007 and the European and U.S. subsidiaries have final tax assessments through 2008.